UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                     December 29, 2004 (January 1, 2005)

                        DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

          Florida                    0-8527                 59-1757642
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

     1302 Concourse Drive, Suite 204, Linthicum, MD            21090
        (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of
          Directors; Appointment of Principal Officers

     (b) Director Resignation

     Bart Pelstring submitted his retirement and resignation from the board of directors of the company, effective January 1, 2005. Mr. Pelstring has been affiliated with the company since 1976, and has been a director since 1985. He was not a member of any board committee. The company's by-laws provide for a board of not less than two nor more than nine persons. Mr. Pelstring's resignation will leave the board with five members. The board currently has no intention of filling any vacancies in the immediate future.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

         (17) Correspondence on departure of directors

              (i) Bart Pelstring memo on retirement and resignation as a board member


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Thomas K. Langbein
                                       By-------------------------------
                                          THOMAS K. LANGBEIN
                                          Chairman of the Board

Dated:  December 29, 2004

                               EXHIBIT INDEX

Exhibit No.    Exhibit Title

   (17)        Correspondence on departure of directors.

               (i) Bart Pelstring memo on retirement and resignation as a board member.